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                          EMPLOYEE SHARE OPTION SCHEME
                          ----------------------------



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                                      RULES
                                     - OF -
                              THE POLYDOC EXECUTIVE
                               SHARE OPTION SCHEME
                              (AS AT 29 JUNE 2000)
                          POLYDOC PLC (NOW SOPHEON PLC)

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                                  EDGE ELLISON
                              18 SOUTHAMPTON PLACE
                                 LONDON WC1A 2AJ

                               TEL: 020 7404 4701

                                    REF: HTE

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                                      RULES

                                     - OF -

                              THE POLYDOC EXECUTIVE
                               SHARE OPTION SCHEME
          (ADOPTED BY RESOLUTION OF THE SHAREHOLDERS IN GENERAL MEETING
                ON 28 AUGUST 1996 AND AS AMENDED BY THE DIRECTORS
                              ON 26 FEBRUARY 1997)
                          POLYDOC PLC (NOW SOPHEON PLC)

1.            DEFINITIONS

1.1           In these Rules:-

"APPROVED SCHEME" means a share option scheme approved under the provisions of
Schedule 9 to the Taxes Act

"ASSOCIATED COMPANY" mean an associated company of the Company within the meaning given thereto by Section 416 of the Taxes Act

"AUDITORS" means the auditors for the time being of the Company, or if there are joint auditors, such of them as the Directors shall nominate

"COMPANY" means POLYDOC PLC which is registered under number 3217859 save that following the release of rights under the Scheme and the grant of rights which are equivalent under Rule 5.8.4 it shall for the purposes only of Rules 3.2 5.8 6 7.1 7.2 7.3 and 7.6 and the definitions in Rule 1.1 of defined terms used in such Rules mean in relation to the equivalent rights granted the company over whose shares those rights have been granted

"CONTROL" has the meaning given thereto by Section 840 of the Taxes Act

"DATE OF GRANT" means the date on which an Option is granted under Rule 2

"DEALING DAY" means a day on which the Stock Exchange is open for the transaction of business

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"DIRECTORS" means the Board of Directors of the Company or a duly authorised committee thereof

"ELIGIBLE EMPLOYEE" means any person other than one who is a director of the Company at the date of the adoption of the Scheme who:-

(a)           (i)    is a Full-time director of any company within the Group or

              (ii) is a Full-time employee of any company within the Group (other than one who is a director of any company within the Group) and

(b)           is designated by the Directors as an Eligible Employee and

(c) is not ineligible to participate in the Scheme by virtue of the provisions of Paragraph 8 of Schedule 9 to the Taxes Act and

(d) at the Date of Grant is not within two years of his normal retirement date (as that term is defined for the purposes of his contract of employment)

"EMPLOYEES' SHARE SCHEME" means a scheme (including an SAYE Scheme) for encouraging or facilitating the holding of shares in the Company by or for the benefit of the bona fide employees or former employees of the Company or the Group

"EMPLOYEES' SHARE OPTION SCHEME" means an Employees' Share Scheme involving the grant of options (other than an SAYE Scheme)

"EQUITY SHARE CAPITAL" means the aggregate of the issued share capital of the Company other than shares which as respects dividends and capital carry a right to participate only up to a specified amount in a distribution

"FULL-TIME" means in relation to a director or an employee, required under the terms of his employment with a company which is a member of the Group to devote to his duties substantially the whole of his working time in the case of an employee being not less than 20 hours per week (excluding meal breaks); and in the case of a director of such company, being not less than 25 hours per week (excluding mealbreaks)

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"GROUP" means the Company and any Subsidiary whether incorporated in any part of the United Kingdom or elsewhere which is nominated from time to time by the Directors as a participating company for the purposes of the Scheme

"MARKET VALUE":-

(a) where Shares of the same class are admitted to the Official List of the Stock Exchange, shall be the average of the middle market quotations of Shares of the same class as derived from The Stock Exchange Daily Official List for the 3 immediately preceding Dealing Days (rounded up where necessary to the nearest whole penny)

(b) where Shares of the same class are not so listed, shall be determined in accordance with the provisions of Part VIII of the Taxation of Chargeable Gains Act 1992 and agreed in writing between the Directors and the Share Valuation Division of the Inland Revenue

calculated in either case as at the time when the rights in relation to the Shares were obtained or, in a case where an agreement relating to them has been made under paragraph 29 of Schedule 9 to the Taxes Act, such earlier time or times as may be provided therein

"OPTION" means a right to acquire Shares granted in accordance with the Rules

"OPTION EXERCISE DATE" means the date when an Option is effectively exercised by depositing such documents as are necessary to comply with the provisions of Rule 6.1

"OPTION HOLDER" means a person entitled to exercise an Option, including, where the context so admits, his personal representatives

"OPTION PERIOD" means a period commencing on the Date of Grant and expiring at the close of business on the day preceding the tenth anniversary thereof and any such period may not be extended

"RULES" means these Rules as amended from time to time

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"S A Y E SCHEME" means a savings-related share option scheme which has been approved by the Board of Inland Revenue pursuant to paragraph 1 of Schedule 9 to the Taxes Act

"SCHEME" means this scheme known as "The PolyDoc Executive Share Option Scheme" as constituted in accordance with the Rules

"SCHEME PERIOD" means the period commencing on the date of the adoption of the Scheme by the Company in General Meeting and ending on the tenth anniversary of that date

"SHARE" means a fully paid Ordinary Share in the capital for the time being of the Company, which complies with the requirements of paragraphs 10 to 14 of
Schedule 9 to the Taxes Act

"STOCK EXCHANGE" means The London Stock Exchange Limited

"SUBSCRIPTION PRICE" means the price per Share payable on the exercise of an Option as determined by the Directors under these Rules

"SUBSIDIARY" means a subsidiary of the Company within the meaning given thereto by Section 736 of the Companies Act 1985

"TAXES ACT" means the Income and Corporation Taxes Act 1988

1.2 Where the context so admits or requires the singular includes the plural and the masculine includes the feminine and vice versa; references to any statutory provision shall include any modification or re-enactment thereof

1.3           Headings shall be ignored in construing the Rules

2.            GRANT OF OPTIONS

2.1 Subject to the provisions of these Rules, the Directors may during the Scheme Period in their absolute discretion grant to any Eligible Employee an Option to subscribe for such number of Shares as they may determine at the Subscription Price

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2.2           Other than in relation to the first grant of Options in the first year of the Scheme Period when Options may be granted within 42 days of the date of the approval of the Scheme by the Inland Revenue, Options shall only be granted within 42 days next following the preliminary announcement of the Company's final results and/or the announcement of the Company's interim results in respect of any financial period or if no such announcement is made within 42 days next following any approval by members of the Company of its accounts in general meeting

2.3 No Eligible Employee shall be granted an option which would at the proposed Date of Grant cause the aggregate of the Market Value of the shares which he may acquire by exercise of an option under the Scheme or any other Approved Scheme (other than a S.A.Y.E Scheme) established by the Company or by any Associated Company to exceed L30,000

2.4 Any Employee to whom an Option has been granted may, at any time by notice in writing to the Secretary of the Company disclaim in whole or in part his rights under any Option which shall thereupon forthwith pro tanto lapse

2.5 No payment shall be required on the grant of any Option which shall be granted under seal or on the disclaimer of any Option

2.6 The grant of an Option shall be evidenced by the issue of an Option Certificate stating the Date of Grant, the number of Shares over which the Option is granted and the Subscription Price

3.            SUBSCRIPTION PRICE AND ADJUSTMENTS

3.1 The Subscription Price (which shall be subject to future adjustment as provided in this Rule) shall be stated at the Date of Grant and shall be such amount as the Directors may determine, being not less than the greater of the Market Value and the nominal value thereof

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3.2           In the event that the Equity Share Capital shall be varied in consequence of a capitalisation issue or rights issue, or subdivision, consolidation or reduction of share capital the Directors shall request the Auditors to certify what in their opinion (acting as experts and not as arbitrators) should be the adjustments made to the number of Shares in Rule 4 and the number of Shares comprised in an Option and/or the Subscription Price thereof including where appropriate retrospective adjustments where such variation occurs after an Option Exercise Date but where the effective date of such variation precedes such Option Exercise Date on the basis that the Subscription Price payable on full exercise of any Option shall not be increased and the Subscription Price for any Share shall not be less than the nominal value thereof and such certificate shall in the absence of manifest error be final and binding upon all parties subject to the prior approval of the Inland Revenue

4.            LIMITATIONS ON OPTION SHARES

4.1 Subject to Rule 3, the number of Shares over which Options may be granted shall not when aggregated with Shares over which Options may have been granted pursuant to any Employees' Share Option Scheme exceed 900,000 Shares

4.2 For the purposes of this Rule 4 no account shall be taken of options which have lapsed

5.            WHEN OPTIONS EXERCISABLE

5.1 Notwithstanding anything in the Rules, in no circumstances shall any Option be exercisable at a time when the Option Holder is or was at the date of his death not eligible to exercise rights under the Scheme by virtue of the provisions of Paragraph 8 of Schedule 9 to the Taxes Act

5.2 Subject to the provisions of this Rule, no Option shall be exercisable within 3 years of its Date of Grant but may otherwise be exercisable in whole or in part at any

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time during the Option Period, and if not so exercised shall lapse and determine accordingly, except in so far as there has been an effective exercise of that Option prior thereto and the Company has not discharged all its duties under the Scheme in relation to such exercise

5.3 Any disposal or transfer voluntary or involuntary of an Option or any rights hereunder shall (except as mentioned in Rule 5.4) be void and cause that Option to cease to be exercisable

5.4 If an Option Holder dies before exercising an Option, the Option may be exercised by his personal representatives not later than one year after the date of his death

5.5 If an Option Holder ceases to be employed by any company in the Group by reason of injury, disability, retirement or early retirement or ceases to be employed by the Group by reason of the sale or transfer out of the Group of his employing company, business or the part of the business to which his employment relates then:-

5.5.1 all Options granted less than 3 years before cessation shall lapse and determine upon such cessation and

5.5.2 all other Options shall be exercisable within 3 months of such cessation, and if not so exercised shall cease to be exercisable

5.6 If an Option Holder ceases to be employed as aforesaid for any other reason then all Options of that Option Holder shall lapse and determine upon such cessation

5.7 For the purposes of this Rule 5, an Option Holder will have ceased to be in such employment if being a director he shall cease to hold office or being an employee he shall cease to be employed by any company in the Group or being a director and an employee he shall cease both to hold office or to be so employed

5.8.1 If, in consequence of any offer made to the holders of Shares, the Directors become aware that the right to cast more than 50 per cent of the votes

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              which may ordinarily be cast on a poll at a general meeting of the
              Company has or will become vested in the offer or and/or any company controlled by the offer or and/or any person associated with or acting in concert with the offer or, the Directors shall, within 14 days of becoming so aware, notify each Option Holder accordingly, and each Option Holder shall, subject to any prior exercise by the Option Holder in question of his rights under Rule 5.9.4, be entitled within six months after the date of such notice to exercise his Options in whole or in part

5.8.2 If notice is given of a General Meeting of the Company at which a resolution will be proposed for the winding-up of the Company, each Option Holder shall be entitled at any time or within 28 days of the commencement of such winding-up (within the meaning of Section 129 of the Insolvency Act 1986) to exercise his Options in whole or in part as at, and only so far as such Options shall be subsisting immediately prior to, such commencement and conditionally upon the commencement of the winding-up

5.8.3 If the Court shall direct that a meeting of the holders of Ordinary Shares be convened pursuant to the provisions of Section 425 of the Companies Act 1985 for the purposes of considering a Scheme of Arrangement involving the reconstruction of the Company or its amalgamation with any other company or companies, each Option Holder shall, subject to any prior exercise by the Option Holder in question of his rights under Rule 5.8.4, be entitled (conditionally upon the Court approving such Scheme of Arrangement) to exercise his Options at any time thereafter until the expiry of the period of six months beginning with the time when the court approves the Scheme of Arrangement and by so doing he will be deemed to have agreed to be bound

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              by the provisions of such Scheme of Arrangement without any further act or deed

5.8.4 If any company (in this paragraph referred to as "the acquiring company"):-

              (a)    obtains control of the Company as a result of making:-

                     (i) a general offer to acquire the whole of the issued share capital of the Company which is made on a condition such that if it is satisfied the person making the offer will have control of the Company or

                     (ii) a general offer to acquire all the Shares in the Company

              (b) obtains control of the Company in pursuance of a compromise or arrangement sanctioned by the Court under Section 425 of the Companies Act 1985 or

              (c) becomes bound or entitled to acquire shares in the Company under Sections 428 to 430F of the Companies Act 1985 any Option Holder may at any time within the appropriate period, by agreement with the acquiring company, release his rights under the Scheme in consideration of the grant to him of rights which are equivalent (within the meaning of Paragraph 15(3) of Schedule 9 to the Taxes Act) but relate to shares in a different company (whether the acquiring company itself or some other company falling within (b) or (c) of paragraph 10 of Schedule 9 to the Taxes Act). For the purposes of this Rule 5.8.4 the "appropriate period" means:-

              (i) in a case falling within sub-paragraph (a), the period of six months beginning with the time when the person making the offer has obtained control of the Company and any condition subject to which the offer is made is satisfied

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              (ii)   in a case falling within sub-paragraph (b), the period of
                     six months beginning with the time when the court sanctions the compromise or arrangement; and

              (iii) in a case falling within sub-paragraph (c), the period during which the acquiring company remains bound or entitled as mentioned in that sub-paragraph

5.8.5 Any Option not exercised or released and replaced upon the happening of any event mentioned in this Rule and in accordance with its provisions shall cease to be exercisable.

6.            EXERCISE OF OPTIONS

6.1 Subject as provided by the Rules, Options may be exercised at any time and by the deposit on any business day at the registered office of the Company (or at such other place as the Directors may determine) of a written notice (endorsed on the reverse of the Option Certificate) exercising the Option signed by or on behalf of the Option Holder and specifying the number of Shares in respect of which the Option is being exercised together with Option Certificates sufficient to cover the number of Shares in respect of which the Option is being exercised and payment in full of the Subscription Price for the total number of Shares in respect of which the Option is exercised

6.2 Subject to the Rules, the Directors shall as soon as practicable, and in any event not later than 30 days, after the Option Exercise Date allot and issue the certificate for such Shares in respect of the Option which has been exercised to the Option Holder which shall be despatched to the Option Holder together with (if appropriate) a separate certificate for any balance of Options in respect of which there has been no exercise, and such despatch shall be free of charge

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6.3           The exercise of an Option in part shall not prejudice the exercise on the same terms as originally applied to the Option of the remainder of the Option but no Option shall be capable of exercise in part in amounts of less than 1000 Shares

6.4 Shares issued on exercise of an Option will carry the right to participate in full in all dividends or other distributions declared, paid or made on the Shares by reference to a record date following on or after the Option Exercise Date of such Option and, subject thereto, such Shares shall rank pari passu in all respects with the Shares in issue on the Option Exercise Date

6.5 All allotments and issues of Shares will be subject to any necessary consents under any relevant enactments or regulations for the time being in force in the United Kingdom or elsewhere, and it shall be the responsibility of the Option Holder to comply with any requirements to be fulfilled in order to obtain or obviate the necessity for any such consent

6.6 At any time when the issued Ordinary Share capital of the Company is listed in the Official List of The Stock Exchange, the Company will apply to the Council of The Stock Exchange for all Shares allotted under the Scheme to be admitted to the Official List as soon as practicable and in any event not more than one month after allotment and at any time when the issued Ordinary Share capital of the Company is traded on the Alternative Investment Market, the Company will apply for all Shares allotted under the Scheme to be admitted to trading on the Alternative Investment Market as soon as practicable and in any event not more than one month after allotment

7.            GENERAL

7.1 The provisions of the Company's Articles of Association for the time being with regard to the service of notices on members shall apply mutatis mutandis to any notice to be given under the Scheme to an Option Holder

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7.2           The Company shall send to Option Holders copies of all documents sent to the holders of Shares at the same time as they are sent to such holders

7.3 The decision of the Directors in any dispute relating to an Option or matter relating to the Scheme shall be final and conclusive

7.4 An Option Holder shall not be entitled to any additional right to compensation or damages upon termination of his employment by his participation in the Scheme or for any other reason

7.5           The Directors may from time to time in their absolute discretion:-

7.5.1 terminate the Scheme at any time, but Options granted prior to such termination shall continue to be valid and exercisable in accordance with these Rules

7.5.2 make such amendments to the Scheme as are necessary for the Scheme to satisfy and continue to satisfy the requirements for approval by the Board of Inland Revenue; and

7.5.3 with the prior approval of the Company in general meeting make such other amendments to or waive such of the Rules as they shall from time to time think fit provided that no amendment to the Scheme which would have the effect of abrogating or altering adversely in any material respect any of the subsisting rights of Option Holders shall be made except with such consent on their part as would be required under the provisions of the Company's Articles of Association if the Options constituted a separate class of share capital and if such provisions applied mutatis mutandis thereto Provided Always that no such amendment shall be effective until approved by the Board of Inland Revenue

7.6 The Company shall at all times maintain an amount of authorised and unissued Shares sufficient to satisfy outstanding Options under the Scheme

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8.            GOVERNING LAW

The Scheme and all Options shall be governed by and construed in accordance with English law